UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 6, 2014

Seven Seas Cruises S. DE R.L.
(Exact Name of Registrant as Specified in Its Charter)

Republic of Panama	333-178244	75-3262685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8300 NW 33rd Street, Suite 100 Miami, FL 33122
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (305) 514-2300

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 6, 2014, Prestige Cruises International, Inc. (“Prestige”), a corporation organized under the Laws of the Republic of Panama and the indirect parent of Seven Seas Cruises S. de R.L. (the “Company”), entered into Amendment No. 1 to that certain Agreement and Plan of Merger, dated September 2, 2014 (the “Merger Agreement”) with Norwegian Cruise Line Holdings Ltd., an exempted company incorporated in Bermuda (“Norwegian”), Portland Merger Sub, Inc., a corporation organized under the Laws of the Republic of Panama and a wholly owned, indirect subsidiary of Norwegian (the “Merger Sub”), and Apollo Management, L.P. (the “Amendment”).  The Amendment clarifies the method for allocating among the Prestige securityholders the total merger consideration payable by Norwegian pursuant to the Merger Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN SEAS CRUISES S. DE R.L.

Date: October 7, 2014	By:	/s/ Jason M. Montague
Jason M. Montague, Executive Vice President and Chief Financial Officer

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